Exhibit 99.1

Investor Presentation NASDAQ: PRTS March 2017

Safe Harbor 1 This presentation contains “forward-looking” statements, within the meaning of the federal securities laws, that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning our possible or assumed future results of operations, expected growth and business strategies, key operating metrics, financing plans, competitive position, industry environment, potential product offerings, potential market and growth opportunities and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. These statements do not guarantee future performance and speak only as of the date hereof, and qualify for the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933. We refer all of you to the disclosures contained in the U.S. Auto Parts Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission, including the risk factors set forth therein, for more detailed discussion on the factors that can cause actual results to differ materially from those projected in any forward-looking statements. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes certain non-GAAP financial measures as defined by SEC rules. We have provided a reconciliation of those measures to the most directly comparable GAAP measures in this presentation, where applicable, as well as in the appendix to this presentation. All financial measures in this presentation refer solely to the Company’s core auto parts operating segment (“Base USAP”) and exclude the AutoMD operating segment (“AutoMD”), an online automotive repair information source, unless otherwise specified on a consolidated basis. Copyright @ 2017 U.S. Auto Parts Network, Inc. All rights reserved

Company Overview US Auto Parts is a leading pure-play internet retailer of aftermarket auto parts We operate online sites, marketplaces and wholesale channels focused on the do-it-yourself (DIY) customer Offer over 1 million SKUs of high quality private label and branded aftermarket products Reach ~10 million online customers per month through our well-established network of websites 2 A Value Leader in Aftermarket Auto Parts

Company Profile Revenues over $300M FY-2016 Net Income of $3M FY-2016 Adjusted EBITDA of $14M High Margin private label business is 66% of sales for FY-17 Private label has a 14% CAGR over the last 8 years Gross Margin over 30% Balance sheet cash over $2mm with no revolver debt Public Company since 2007 – NASDAQ (PRTS) 3 Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. See Appendix for a reconciliation of Adjusted EBITDA to net income

How We Go To Market: Channels & Percent of Revenue 4 91% Offline/Wholesale: Products distributed directly to commercial customers, mostly collision repair shops. Also our Kool-Vue™ branded products sold to wholesale distributors. 9% Based on estimates using FY-16 eCommerce Websites: Network of flagship websites supported by our call center agents. Sites also generate advertising & sponsorship revenue. Online Marketplaces: 3rd party auction sites and shopping portals, enabling access to additional consumer segments.

Aftermarket Auto Parts Sales Benefits From Macro Trends 5 Source: Miles Traveled – U.S. Department of Transportation; Gas Prices – U.S. Energy Information Administration. IHS Lower Gas Prices Result in Increased Auto Miles Traveled Average Age of Light Vehicles on the Road Continues to Increase 10.0 10.1 10.3 10.6 10.9 11.0 11.2 11.4 11.5 11.5 11.5 11.5 11.5 11.6 8 9 10 11 12 5.1% 1.4% 5.0% 4.5% 1.8% 1.6% 3.0% 1.3% 2.7% 2.2% 0.9% 3.6% (0.2%) $1.50 $1.70 $1.90 $2.10 $2.30 $2.50 $2.70 $2.90 (1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% Dec - 15 Jan - 16 Feb - 16 Mar - 16 Apr - 16 May - 16 Jun - 16 Jul - 16 Aug - 16 Sep - 16 Oct - 16 Nov - 16 Dec - 16 Avg.Gas Price Per Gallon Vehicle Miles Traveled (Y/Y Change) Miles Traveled Y/Y Avg. Gas Price

Online Adoption of Aftermarket Auto Parts has Favorable Trends 6 Growth for auto parts online has accelerated in 2016 with parts & accessories increasing over 40% year over year Significant growth occurred across all the aftermarket auto part categories in FY-16 Source: : Google

Price & Product Availability: The Two Most Important Factors for DIY Customers Customer Value Proposition 7 Low Cost Products Cost-conscious customers are able to purchase over 55,000 products at a significant cost savings because we are able to identify high demand SKUs and source them from one of 350+ reputable factories in Asia; over 60% of USAP unit sales are private label Product Warranties We provide a limited warranty for all products sold including a full parts replacement User-Friendly Websites Customers shop websites designed specifically for the auto parts segment driven by our complex catalogs allowing customers to quickly identify SKUs required and build complete jobs Over 1M SKUs Customers have one-stop shopping on over 1 million products across all major categories for auto parts: Collision, Engine/Under Car, and Performance and Accessories

Price: Strong Contender in the Online Aftermarket Auto Parts Sector Private Label provides USAP with a competitive advantage on pricing 8 Jefferies Automotive Aftermarket Equity Research conducted a study where offline retailers were compared to online competitors for the same branded product pricing. On 150 SKUs and over 1,000 price checks, the avg. online prices were more than 20% below the physical retailers. When comparing the 10% of products that we private label in the branded set of SKUs in the Jefferies report, our private label product averaged 20% below the prices online and over 40% below the in-store prices. Source: Jefferies Automotive Aftermarket Equity Research USAP’s Private Label Supply Chain Enables the Company to Effectively Compete Online Against Amazon as well as Brick & Mortar Retailers USAP Private Label SKUs (Compared to Brick & Mortar Retailers) Online Retail Branded SKUs (Compared to Brick & Mortar Retailers)

We Address the Market with an Expansive Product Offering Over 1 Million SKUs Across Several Categories 9 Brake Discs Catalytic Converters Radiators Headers Oxygen Sensors Alternators Exhaust Driveshaft Fuel Injection / Delivery Lamps Mirrors Bumpers Hoods Tailgates Doors Grills Wheels Window Regulators Seat Covers Car Covers Floor Mats / Carpeting Cold Air Intakes Vent Visors Tonneau Covers Nerf Bars Bug Shields Car Bras Collision Parts Engine Parts Performance & Accessories FY-16 Revenue Mix Private Label 97% 56% 4% Branded 3% 44% 96% Note: All percentages of sales revenue is estimated using FY-16 52% 28% 20%

USAP Supply Chain Creates Pricing Advantage 10 USAP has built a vertically integrated e-commerce business Importer Center Brand Warehouse Distributor Service Center Consumer Retail Store Consumer Off-Shore Manufacturing ~30% of Units Drop-Ship 5%-10% Flow Thru Jobber ~70% of Units Stock-Ship 17%- 21% Flow Thru DIY DIFM = Product Flow for Private Label = Product Flow for Drop Ship Vendors DC Stock Ship Drop Ship (No Inventory)

Private Label Branded Total FY-16 Growth Rate1 12% (8%) 4% Projected Revenue Mix 68% - 70% 30% - 32% 100% Projected Gross Margins 34% - 36% 17% - 20% 29% - 31% Projected Variable OPEX Costs 15% - 17% 10% - 12% 14% - 16% Incremental Fixed Cost 0% 0% 0% Incremental Flow Thru 17% - 21% 5% - 10% 13% - 17% Projected Margin Profile Incremental flow through from private label business is driving higher margins Minimal fixed costs creates significant leverage in our business model We believe revenue mix will continue to shift to private label 11 Excludes non-operating channel segments Projections above are based on management assumptions as of March 6, 2017

Competitive Landscape Online Traffic Volume Comparison 12 Monthly Visitors1,2 Competitor sites’ traffic based on Alexa.com for January-17 Monthly Visitors for US Auto Parts is traffic for January-17 using our 3rd party traffic provider Omniture Our long domain history and quality content drives significant monthly visitors Also reflects our ability to attract customers through paid search advertising (SEM), SEO, affiliate programs and e-mail campaigns Auto Anything 0 2,000 4,000 6,000 8,000 10,000

13 13 As we mix shift toward more private label parts with higher margins, we are able to increase advertisement spend and gain market share * For Illustration purposes only – numbers can vary depending on numerous factors including mix, price, cost, etc . Daily Ad Spend Incremental Projected Return Projected Return on Ad Spend $0 - $1,000 $29,000 - $30,000 $44,000 - $45,000 $60,000 - $61,000 5,000% 250% 250% 250% 5,000% 0% 0% 0% $1,000 - $2,000 4,500% 4,000% $2,000 - $3,000 4,000% 3,000% Private Label Branded 35% 65% 65% 35% 80% 20% Being Able to Spend More Gives USAP a Louder Voice in the Marketplace* 13

Financial Highlights 14

Strong Net Income & Adjusted EBITDA¹ Growth Trends for U.S. Auto Parts Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation, restructuring costs and other one-time charges. See Appendix for reconciliation of Adjusted EBITDA to net income Represents guidance for Net Income & Adjusted EBITDA growth, issued and only effective March 6, 2017 15 ($4.9M) ($0.1M) $3.0M $4.8 - $7.8M $8.4M $10.0M $14.0M $15.0M – $18.0M -$5 $0 $5 $10 $15 $20 2014 2015 2016 2017E² Net Income Adj. EBITDA

Financial Performance Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation of $1.2M, $2.4M, $2.3M & $2.9M for FY-13, FY-14, FY-15 & FY-16, respectively and restructuring costs and not expected to be recurring charges of $6.8M and $2.0M for FY-13 and FY-14, respectively. Refer to the appendix for a full Adjusted EBITDA reconciliation to net income 16 2.1875 $254.4 $283.2 $290.8 $303.3 FY 2013 FY 2014 FY 2015 FY 2016 in millions Net Sales 34.0% 28.9% 28.2% 28.9% FY 2013 FY 2014 FY 2015 FY 2016 as a % of net sales Operating Expenses as a % of net sales $(13.6) $(4.9) $(0.1) $3.0 FY 2013 FY 2014 FY 2015 FY 2016 in millions Net Income $6.4 $8.4 $10.0 $14.0 FY 2013 FY 2014 FY 2015 FY 2016 in millions Adjusted EBITDA 1

2 Year Stacked Private Label Quarterly Sales Trend1 17 This year we have on improved profitability vs. high growth in sales Two Year Stack Comps 1Comparables net sales was calculated by excluding $2.0M in private label sales related to the extra week in Q4-14, as well as $1.7M, $1.4M, $0.8M and $0.5M in sales related to the West Coast Wholesale operations from Q1-14, Q2-14, Q3-14 and Q4-14, respectively. 17 - 12.1% - 3.1% - 8.0% 7.8% 24.4% 31.8% 19.1% 23.7% 22.4% 13.6% 21.3% 10.5% 24.4% 31.8% 19.1% 23.7% 22.4% 13.6% 21.3% 10.5% 12.5% 9.4% 12.8% 14.2% - 15.0% - 5.0% 5.0% 15.0% 25.0% 35.0% 45.0% Prior Year Current Year

Key Takeaways A leading pure-play internet retailer of aftermarket auto parts $6.7 billion on-line DIY market anticipated to nearly double by 20201 Approximately 10 million monthly website visitors Transitioning to a higher mix of private label products to drive increased conversion rates, higher-margin revenues, net income and Adjusted EBITDA Shifting Focus from Growth to Profitability – Improved profitability resulting in free cash flow generation and significant pay down of debt in 2016 18 Based on managements assumptions and projections See Appendix for a reconciliation to net income

APPENDIX 19

Launched first internet site selling automotive Collision Line Launches a network of sites catered to various consumer segments Company begins significantly expanding its private label engine line JC Whitney completely integrated 1995 2000 2010 2005 2006 2011 Launches AutoMD / Acquires JC Whitney Adds Accessories Line USAP founded to serve local collision shops in Los Angeles IPO (NASDAQ: PRTS) 2007 2008 Acquires PartsBin Adds Engine Line Launched AutoMD IQ / Consolidated websites to focus on Flagship sites 2013 Spun off 36% of AutoMD / Achieved double digit sales growth & positive FCF 2014 Investing in LTV and GMROI / JC Whitney turns 100 years old 2015 Company History 20 2016 Initiated Company Stock Buy Back Plan

Experienced Leadership Team Aaron E. Coleman President & Chief Operating Officer President since October 2016 and COO since September 2010 Vice President of Operations and CIO from April 2008 - September 2010 Over 18 years of e-commerce experience Senior Vice President – Online Systems at Blockbuster Inc. B.A. degree in Business Administration from Gonzaga University Shane Evangelist Chief Executive Officer Since October 2007 Over 13 years of experience leading internet businesses Senior Vice President and General Manager of Blockbuster Online Vice President of Strategic Planning for Blockbuster Inc. B.A. degree in Business Administration from the University of New Mexico and M.B.A. from Southern Methodist University Neil Watanabe  Chief Financial Officer Since March 2015 Over 30 years of finance, accounting and retail experience in both private & public companies Chief Operating Officer of National Stores EVP & Chief Financial Officer – Pet Smart B.A. degree in Social Sciences from the University of California, Los Angeles and CPA certification in Illinois Charles Fischer SVP of Global Procurement Since May 2008 Over 30 years of global sourcing experience Vice President, Supply Chain Management for Keystone Automotive Industries Director, Business Development for Modern Engineering Multiple leadership positions with multiple companies in the automotive aftermarket industry 21

Financial Highlights – Q4-16 Total revenue $71.1M Total sales up 5.3% Gross Margin expansion of 50 basis points over prior year Net Income was ($0.2M) vs. the prior year ($0.1M) Adjusted EBITDA was 3.6% of net sales or $2.5M vs. prior year of $2.6M $2.7M in cash with no borrowings on our revolver debt vs. $1.5M in cash and borrowings on our revolver debt of $11.8M in Q4 last year Added over 1,600 Private Label SKUs during the quarter Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. See Appendix for a reconciliation of Adjusted EBITDA to net income 22

Key Business Metrics Over Last Five Quarters 23 Private Label continues to be a major focus of our business 23 Y/Y BPS Change Y/Y BPS Change Q4-16 30.1% 0.5% Q4-16 68% 5% Q3-16 30.5% 0.8% Q3-16 66% 6% Q2-16 30.4% 3.2% Q2-16 65% 5% Q1-16 30.4% 2.3% Q1-16 67% 4% Q4-15 29.6% 2.9% Q4-15 63% 5% Y/Y % Change Y/Y BPS Change Q4-16 27.9 1.0% Q4-16 1.87% 0.09% Q3-16 28.4 -2.8% Q3-16 1.89% 0.14% Q2-16 30.2 3.2% Q2-16 1.80% 0.01% Q1-16 31.4 2.7% Q1-16 1.78% 0.09% Q4-15 27.6 -5.6% Q4-15 1.78% 0.11% Traffic (in millions) Margin % Private Label % Mix Conversion

Yearly Adjusted EBITDA Reconciliation Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes stock based compensation, restructuring cost, and impairment loss 24 (in thousands) FY-13 52 Weeks Ending December 28, 2013 FY-14 53 Weeks Ending January 2, 2015 FY-15 52 Weeks Ending January 2, 2016 FY-16 52 Weeks Ending December 1, 2016 Net income (loss) (13,644) $ (4,907) $ (136) $ 2,973 $ Depreciation 10,676 7,230 6,141 6,351 Amortization of intangibles 381 422 431 449 Interest expense, net 972 1,101 1,208 1,219 Taxes 43 137 88 100 EBITDA (1,572) $ 3,983 $ 7,732 $ 11,092 $ Stock comp expense 1,211 2,367 2,297 2,932 Inventory write down related to Carson closure - 897 - - Restructuring Cost 723 1,137 - - Impairment loss on property & equipment 4,832 - - - Impairment loss on intangible assets 1,245 - - - Adjusted EBITDA 6,439 8,384 10,029 14,024

Quarterly Adjusted EBITDA Reconciliation Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes stock based compensation, restructuring cost, and impairment loss 25 (in thousands) Q1-14 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 Net income (loss) 683 $ (1,619) $ (1,960) $ (2,010) $ 187 $ (611) $ 353 $ (65) $ 1,537 $ 1,216 $ 358 $ (195) $ Depreciation 1,934 1,817 1,803 1,676 1,549 1,484 1,539 1,570 1,544 1,556 1,611 1,640 Amortization of intangibles 84 126 106 106 107 107 107 110 112 113 111 113 Interest expense, net 259 238 283 327 373 272 273 300 346 242 287 344 Taxes 32 21 15 69 158 (69) (22) 21 33 113 (2) 13 EBITDA 2,992 $ 583 $ 247 $ 168 $ 2,374 $ 1,183 $ 2,250 $ 1,936 $ 3,572 $ 3,240 $ 2,365 $ 1,915 $ Stock comp expense 376 624 682 685 477 574 587 659 772 785 764 611 Inventory write down related to Carson closure - 478 - 102 - - - - - - - - Restructuring Cost - 625 410 419 - - - - - - - - Adjusted EBITDA 3,368 2,310 1,339 1,374 2,851 1,757 2,837 2,595 4,344 4,025 3,129 2,526

Projected FY-17 Adjusted EBITDA reconciliation Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation 26 (in thousands) Low End 52 Weeks Ending December 30, 2017 High End 52 Weeks Ending December 30, 2017 Net income 4,800 $ 7,800 $ Depreciation 6,700 6,700 Amortization of intangibles 428 428 Interest expense, net 1,176 1,176 Taxes 274 274 EBITDA 13,378 $ 16,378 $ Stock comp expense 1,622 1,622 Adjusted EBITDA 15,000 18,000

Our Business Model Projects Significant Cost Leverage as Revenues Grow Financial Sensitivity For every incremental year required to achieve growth levels, fixed expenses projected to increase $1.0M or 3%. Excludes stock based compensation, depreciation and amortization. 27 ($ figures in millions) 2016 5% 10% 20% 30% 40% Revenue $303 $318 $334 $364 $394 $425 Gross Margin % 30.3% 29.0% – 31.0% 29.0% – 31.0% 29.0% – 31.0% 29.0% – 31.0% 29.0% – 31.0% Variable: Fulfillment 3.9% 3.7% 3.7% 3.7% 3.7% 3.7% Marketing 9.4% 9.4% 9.4% 9.4% 9.4% 9.4% Technology 0.6% 0.6% 0.6% 0.6% 0.6% 0.6% G&A 1.9% 1.9% 1.9% 1.9% 1.9% 1.9% Total Variable 15.8% 15.6% 15.6% 15.5% 15.6% 15.6% Fixed: 1 Fulfillment 2.0% 1.9% 1.9% 1.7% 1.6% 1.5% Marketing 3.7% 3.5% 3.3% 3.0% 2.8% 2.6% Technology 1.2% 1.2% 1.1% 1.0% 1.0% 0.9% G&A 3.0% 2.9% 2.7% 2.5% 2.3% 2.2% Total Fixed 10.0% 9.5% 9.1% 8.3% 7.7% 7.1% D&A, SBC, Taxes, etc 3.7% 3.5% 3.3% 3.0% 2.8% 2.6% Net Income % 1.0% 0.4% – 2.5% 1.0% – 3.0% 2.2% – 4.2% 2.9% – 4.9% 3.7% – 5.7% Adjusted EBITDA % 4.6% 3.9% – 6.0% 4.4% – 6.4% 5.2% – 7.2% 5.8% – 7.8% 6.3% – 8.3% Net Income $ $3 $1 – $8 $3 – $10 $8 – $15 $12 – $19 $16 – $24 Adjusted EBITDA $ 2 $14 $13 – $19 $15 – $21 $19 – $26 $23 – $31 $27 – $35

Increased customer LTV would result in greater mix of traffic from both direct-to-website and paid channels, and less dependence on organic search Key Avenues for Growth – Increase Customer Lifetime Value Gross Profit per Transaction Average Order Size Repeat Purchase Conversion Increased Traffic Efficient sourcing strategy Private label sourcing Price optimization Efficient operations Sell the job Cross-sell Warranty options Easy to do business Improved service levels Reduced returns Reduced no-fills Easy to find Product Speed of website In-stock rate Quality of data Relevant SKUs We anticipate increasing traffic will be directly related to our ability to improve our strategic objectives allowing for more available dollars to spend on marketing. = Strategy to Increase Customer Lifetime Value (LTV) 28

Key Stats: PRTS (NASDAQ) – Consolidated 29 Data sources: Yahoo! Finance, S&P Capital IQ, company filings. As of March 6, 2017 (includes 4.1M preferred shares). As of December 31, 2016. Trading Data (@ March 6, 2017) Stock Price $3.32 52 Wk. High/Low $4.49/2.40 Avg. Daily Vol. (3 mo.) 76,278 Fully Diluted Shares Out.1 38.7M Institutional Holdings 37% Insider Holdings 36% Valuation Measures Market Cap $128.5M Enterprise Value $121.9M EV/Revenue 0.4x Employees2 1,080 Financial Highlights (@ Dec 31, 2016) Revenues (TTM) $303.6M Gross Margin (TTM) 30.4% Cash & Equiv. $6.6M Total Assets $82.1M Total Revolver Debt $0 Total Liabilities $58.8M Total Equity $23.3M